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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 27, 1998




                                EXXON CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



          New Jersey                 1-2256               13-5409005
      -----------------         --------------         ----------------
      (State or Other            (Commission            (IRS Employer
       Jurisdiction of            File Number)         Identification No.)
        Incorporation)




          5959 Las Colinas Boulevard
                 Irving, Texas                             75039-2298
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   (Address of Principal Executive Offices)                (Zip Code)




                                 (972) 444-1000
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              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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     ITEM 5.  Other Events.

     On December 1, 1998, Exxon Corporation, a New Jersey corporation ("Exxon"), Mobil Corporation, a Delaware corporation ("Mobil"), and Lion Acquisition Subsidiary Corporation, a Delaware corporation and a wholly-owned direct subsidiary of Exxon ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into Mobil, with Mobil being the surviving corporation of such merger (the "Merger"), and as a result of the Merger, Mobil will become a wholly-owned subsidiary of Exxon. At the Effective Time (as defined in the Merger Agreement) of the Merger, (i) each issued and outstanding share of common stock, par value $1.00 per share, of Mobil (the "Mobil Common Stock") will be converted into the right to receive 1.32015 shares of common stock, without par value, of Exxon and
(ii) each issued and outstanding share of Series B ESOP Convertible Preferred Stock, par value $1.00 per share, of Mobil (the "Series B Preferred Stock") will be converted into the right to receive one share of a new series of preferred stock to be issued by Exxon (having, to the extent possible, terms identical to those of the Series B Preferred Stock immediately prior to the Effective Time).

     In connection with the execution of the Merger Agreement, Mobil and Exxon entered into a Stock Option Agreement (the "Option Agreement") pursuant to which Mobil granted Exxon an option (the "Option") to purchase up to approximately 14.9% of the outstanding shares of Mobil Common Stock (after giving effect to the Option) exercisable in the circumstances specified in the Option agreement.

     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and a copy of the Option Agreement is attached hereto as Exhibit 2.2. The foregoing description is qualified in its entirety by reference to the full text of such exhibits. A joint press release confirming that Exxon and Mobil were in discussions concerning a possible combination transaction was issued on November 27, 1998 and a joint press release announcing the execution of the Merger Agreement and the Option Agreement was issued on December 1, 1998. The press release issued on November 27, 1998 is attached hereto as Exhibit 99.1 and the press release issued on December 1, 1998 is attached hereto as Exhibit 99.2.

     ITEM 7(c).  Exhibits.

     Exhibit 2.1 Agreement and Plan of Merger dated as of December 1, 1998 among Exxon Corporation, Mobil Corporation and Lion Acquisition Subsidiary Corporation (Schedules and Exhibits omitted)

     Exhibit 2.2 Stock Option Agreement dated as of December 1, 1998 between Exxon Corporation and Mobil Corporation


     Exhibit 99.1  Joint Press Release dated November 27, 1998

     Exhibit 99.2  Joint Press Release dated December 1, 1998






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     EXXON CORPORATION


Dated: December 1, 1998              By:  /s/ Donald D. Humphreys
                                         ------------------------------
                                          Name:  Donald D. Humphreys
                                          Title: Vice President, Controller and
                                                 Principal Accounting Officer








                                INDEX TO EXHIBITS

                                                                  Sequential
Exhibit No.                     Description                        Page No.
---------------      ---------------------------------          --------------

Exhibit 2.1 Agreement and Plan of Merger dated as of December 1, 1998 among Exxon
                     Corporation, Mobil Corporation and Lion
                     Acquisition Subsidiary Corporation
                     (Schedules and Exhibits omitted)

Exhibit 2.2          Stock Option Agreement dated as of
                     December 1, 1998 between Exxon
                     Corporation and Mobil Corporation

Exhibit 99.1         Joint Press Release dated November 27,
                     1998


Exhibit 99.2         Joint Press Release dated December 1,
                     1998